EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Kateryna Malenko, Chief Financial Officer of WarpSpeed Taxi Inc. (the “Company”) hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Quarterly Report on Form 10-Q of the Company for the period ended April 30, 2021 fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 9, 2021

By: /s/ Kateryna Malenko

       Kateryna Malenko

       Chief Financial Officer

       (Principal Financial Officer and Principal Accounting Officer)